UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Exchange Act of 1934 (Amendment No. )
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Vicor Corporation

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April 30, 2010

Dear Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation (the “Corporation”). The Annual Meeting will be held:

DATE:	June 24, 2010
TIME:	5:00 P.M. local time
PLACE:	Andover Country Club 60 Canterbury Street Andover, Massachusetts

The attached Notice of Annual Meeting and Proxy Statement cover the formal business of the Annual Meeting. The Proxy Statement contains a discussion of the matters to be voted upon at the Annual Meeting, at which your management will report on the operations of the Corporation and be available to respond to appropriate questions from stockholders.

The Board of Directors encourages you to promptly complete, date, sign and return your Proxy Card. Return of the Proxy Card indicates your interest in the Corporation’s affairs. If you attend the Annual Meeting and wish to vote your shares in person, you may revoke your proxy at that time.

Sincerely yours,

PATRIZIO VINCIARELLI
Chairman of the Board, President and
Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PRINCIPAL AND MANAGEMENT STOCKHOLDERS
COMPENSATION DISCUSSION AND ANALYSIS
SUMMARY COMPENSATION TABLE FOR FISCAL 2009
GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2009
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009
OPTIONS EXERCISES AND STOCK VESTED FOR FISCAL 2009
DIRECTORS COMPENSATION FOR FISCAL 2009
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
STOCKHOLDER PROPOSALS

VICOR CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 24, 2010

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of Vicor Corporation, a Delaware corporation (the “Corporation”), will be held on Thursday, June 24, 2010, at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, for the following purposes:

1. To fix the number of Directors at nine and to elect nine Directors to hold office until the 2011 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

2. To consider and act upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof.

Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned or to which the Annual Meeting may be postponed.

The Board of Directors has fixed the close of business on April 30, 2010, as the record date for determining the stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only stockholders of record at the close of business on that date will be entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

You are requested to authorize a proxy to vote your shares by completing, dating and signing the enclosed Proxy Card, which is being solicited by the Board of Directors, and by mailing it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by a writing delivered to the Corporation stating that the proxy is revoked or by delivery of a properly executed, later dated proxy. Stockholders of record who attend the Annual Meeting may vote in person by notifying the Secretary, even if they have previously delivered a signed proxy.

By Order of the Board of Directors

James A. Simms
Secretary

Andover, Massachusetts
April 30, 2010

Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the enclosed Proxy Card in the enclosed postage-prepaid envelope. If you attend the Annual Meeting, you may vote your shares in person if you wish, even if you have previously returned your Proxy Card.

VICOR CORPORATION
25 FRONTAGE ROAD
ANDOVER, MASSACHUSETTS 01810
TELEPHONE (978) 470-2900

PROXY STATEMENT

FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 24, 2010

April 30, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Vicor Corporation (the “Corporation”) from owners of the outstanding shares of capital stock of the Corporation (the “Stockholders”, or as an individual, a “Shareholder”) for use at the 2010 Annual Meeting of Stockholders (the “Annual Meeting”) of the Corporation to be held on Thursday, June 24, 2010, at 5:00 p.m., local time, at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, and at any adjournments or postponements thereof. At the Annual Meeting, Stockholders will be asked to consider and vote on the proposals set forth in this Proxy Statement.

This Proxy Statement and the accompanying Notice of Annual Meeting and Proxy Card are first being sent to Stockholders on or about May 21, 2010. The Board of Directors has fixed the close of business on April 30, 2010, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the Annual Meeting (the “Record Date”). Only Stockholders of record at the close of business on the Record Date will be entitled to receive notice of and to vote at the Annual Meeting. As of March 31, 2010, there were 29,899,930 shares of Common Stock and 11,767,052 shares of Class B Common Stock of the Corporation outstanding and entitled to vote. Each share of Common Stock entitles the holder thereof to one vote per share and each share of Class B Common Stock entitles the holder thereof to 10 votes per share. Shares of Common Stock and Class B Common Stock will vote together as a single class on the proposals set forth in this Proxy Statement.

Stockholders of the Corporation are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed postage-prepaid envelope. Shares represented by a properly executed Proxy Card received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed on the Proxy Card. If a properly executed Proxy Card is submitted and no instructions are given, the shares so represented will be voted FOR the sole proposal set forth herein. It is not anticipated any matters other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

A Stockholder of record may revoke a proxy at any time before it has been exercised by (1) filing a written revocation with the Secretary of the Corporation at the address of the Corporation set forth above; (2) filing a duly executed proxy bearing a later date; or (3) appearing in person, notifying the Secretary and voting by ballot at the Annual Meeting. Any Stockholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a Stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. The presence, in person or by proxy, of Stockholders of a majority in interest of all capital stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business at the Annual Meeting. Shares that reflect abstentions or “broker non-votes” (i.e., shares held by investment brokerage firms or other nominees that are represented at the Annual Meeting but as to which such brokers or nominees have not received instructions from the beneficial owners or persons entitled to vote such shares and, with respect to one or more but not all matters, such brokers or nominees do not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Corporation. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Corporation may also solicit proxies personally or by telephone, e-mail or other form of electronic communication without special compensation for such activities. The Corporation will also request those holding shares in their names or in the names of their nominees that are beneficially owned by others to send proxy materials to and obtain proxies from such beneficial owners. The Corporation will reimburse such holders for their reasonable expenses in connection therewith.

The Corporation’s 2009 Annual Report (the “Annual Report”), including financial statements for the fiscal year ended December 31, 2009, is being mailed to stockholders concurrently with this Proxy Statement. The Annual Report, however, is not part of the proxy solicitation materials. The Corporation will deliver promptly, upon written or oral request, a separate copy of the Annual Report or Proxy Statement, as applicable, to a Stockholder at a shared address to which a single copy of the document was delivered.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on June 24, 2010.

The Proxy Statement and Annual Report to Shareholders is available at www.vicorpower.com/proxy.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of the Corporation has recommended the number of Directors be fixed at nine and has nominated the nine individuals named below for election as Directors. Each of the nominees is presently serving as a Director of the Corporation. If elected, each nominee will serve until the 2011 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified or until his death, resignation or removal. Properly executed Proxy Cards will be voted for the nominees named below unless otherwise specified. The Board anticipates each of the nominees, if elected, will serve as a Director. However, if any person nominated by the Board is unable to serve or for good cause will not serve, proxies solicited hereby will be voted for the election of another person designated by the Board, if one is nominated. A plurality of the votes cast by the Shareholders of Common Stock and Class B Common Stock, voting together as a single class, for a nominee for Director shall elect such nominee. Accordingly, abstentions, broker non-votes, and votes withheld from any nominee will have no effect on this proposal.

Dr. Patrizio Vinciarelli, Chairman of the Board, President, and Chief Executive Officer, held, as of February 28, 2010, 81.3% of the voting power of the outstanding stock of the Corporation, sufficient to elect each of the nominees named below, and has indicated an intention to vote in favor of fixing the number of Directors at nine and the election of all nominees.

The Board unanimously recommends a vote FOR fixing the number of Directors at nine and the election of all of the nominees.

Information Regarding Nominees

The following sets forth certain information as of March 31, 2010, with respect to the nine nominees for election to the Board. The information presented includes information each Director has provided us about age, all positions held, principal occupation and business experience for the past five years, and the names of other publicly-held companies for which the Director currently serves as a director or has served as a director during the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, and skills that led the Board as a whole to conclude the nominee possessed the necessary attributes to serve as a Director, the Board as a whole also considered each nominee’s reputation for integrity, honesty and adherence to high ethical standards.

Information regarding the beneficial ownership of shares of the capital stock of the Corporation by such persons is set forth in the section of this Proxy Statement entitled “Principal and Management Stockholders.”

See also “Certain Relationships and Related Transactions.” There is no family relationship among any of the Directors or executive officers of the Corporation.

		Director
Name	Age	Since	Principal Occupation for Past Five Years

Patrizio Vinciarelli	63	1981	Dr. Vinciarelli has been Chairman of the Board, President and Chief Executive Officer of the Corporation since 1981. Dr. Vinciarelli is qualified to serve on our Board of Directors, given his standing as a leading innovator in the development of power conversion technologies and his role as the Company’s founder, President and Chief Executive Officer.
Estia J. Eichten	63	1981	Dr. Eichten has been Senior Scientist with the Fermi National Accelerator Laboratory since 1989. While a Director of the Corporation, he served as President of VLT Corporation, a wholly-owned subsidiary of the Corporation, from 1987 to 2000, and has served since July 2000 as a Director of VLT, Inc., a wholly-owned subsidiary of the Corporation since July 2000. Dr. Eichten’s qualifications to serve on our Board of Directors include his extensive knowledge of electronics and power conversion, as well as his deep understanding of our products and organization that he has acquired in his 29 years of service as a Director.
David T. Riddiford	74	1984	Mr. Riddiford served from 1987 until his retirement in 2005 as the general partner of Pell, Rudman Venture Management, L.P., which is the general partner of PR Venture Partners, L.P., a venture capital affiliate of Pell, Rudman & Co., Inc., an investment advisory firm. Mr. Riddiford also served as a member of the Board of Directors of Datawatch Corporation, a publicly-held provider of enterprise reporting and business intelligence solutions and support center software from 1989 until his retirement in 2010. Mr. Riddiford’s qualifications to serve on our Board of Directors include four decades of experience in investing, monitoring and advising companies as a venture capitalist, as well as the deep understanding of our business that he has acquired in his 26 years of service as a Director.
Barry Kelleher	61	1999	Mr. Kelleher has been President of the Corporation’s Brick Business Unit since May 2006 and earlier served as Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit (from June 2005 to May 2006), Senior Vice President, Global Operations (from March 1999 to June 2005), and Senior Vice President, International Operations (from 1993 to 1999). Mr. Kelleher’s qualifications to serve on our Board of Directors include his long-standing tenure as a senior executive in the power conversion industry, his leadership role in the Company, and his considerable experience in power industry sales and operations management.

		Director
Name	Age	Since	Principal Occupation for Past Five Years

Samuel J. Anderson	53	2001	Mr. Anderson has been the Chairman of the Board, President and Chief Executive Officer of Great Wall Semiconductor Corporation, a semiconductor manufacturer, since its inception in 2002. He also has served as non-executive Chairman of the Board of Directors of Advanced Analogic Technologies Inc., a publicly-held supplier of power management semiconductors, since 2001. Earlier, Mr. Anderson was Vice President of Corporate Business Development of ON Semiconductor Corporation, a supplier of semiconductors (from 1999 to 2001) and held various positions within the semiconductor operations of Motorola, Inc. (from 1984 to 1999). Mr. Anderson is qualified to serve on our Board of Directors, given his technical expertise and his experience as an executive and director of other companies in the semiconductor and power management industries.
Claudio Tuozzolo	47	2007	Mr. Tuozzolo has been President of Picor Corporation, a subsidiary of the Corporation, since November 2003. Earlier he had been Director of Integrated Circuit Engineering for the Corporation from February 2003 to November 2003 and Manager of Integrated Circuit Design from December 2001 to February 2003. Before joining the Corporation, Mr. Tuozzolo was a Principal Design Engineer for SIPEX Corporation from 1999 to 2001. Mr. Touzzolo is qualified to serve on our Board of Directors, given his role as leader of our strategically important Picor subsidiary, his extensive experience in the semiconductor and power management industries, and his technical expertise and knowledge of our products.

		Director
Name	Age	Since	Principal Occupation for Past Five Years

James A. Simms	50	2008	Mr. Simms has been Chief Financial Officer and Secretary of the Corporation since April 2008. From April 2007 until April 2008, he was a Managing Director of Needham & Company, LLC, an investment banking and asset management firm. Earlier, he had served as a Managing Director with the investment banking firm of Janney Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company (from 2004 to 2007) and as a Managing Director of the investment banking firm of Adams, Harkness & Hill, Inc. (from 1997 to 2004). Mr. Simms is a member of the Board of Directors of PAR Technology Corporation, a publicly-held provider of information technology solutions in the hospitality and specialty retail industries, as well as a provider of advanced technology systems and support services to the United States military and other governmental agencies. Mr. Simms is qualified to serve on our Board of Directors, given his prior career in investment banking, his familiarity with the securities markets, his expertise with complex financial matters, and his experience as a director of other companies.
Jason L. Carlson	48	2008	Mr. Carlson has been Chief Executive Officer of Emo Labs, Inc., an early-stage developer of innovative audio speaker technology since 2006. Prior to joining Emo Labs, Mr. Carlson served as President and Chief Executive Officer of Semtech Corporation, a publicly-traded vendor of analog and mixed-signal semiconductors, with an emphasis on power management applications, from November 2002 to October 2005. From December 1999 to July 2002, he was Vice President & General Manager for the Crystal Product Division and the Consumer Products & Data Acquisition Division of Cirrus Logic, Inc. a publicly-traded vendor of analog and mixed-signal semiconductors for consumer and industrial applications. Mr. Carlson joined Cirrus Logic in July 1999 when that company acquired AudioLogic, Inc., of which he had been Chief Executive Officer. Mr. Carlson’s qualifications to serve on our Board of Directors include his experience as both a public company executive and as an entrepreneur, as well as his understanding of the evolution of technical innovation in the semiconductor and power conversion industries.

		Director
Name	Age	Since	Principal Occupation for Past Five Years

Liam K. Griffin	43	2009*	Mr. Griffin currently serves as Senior Vice President, Sales and Marketing, for Skyworks Solutions, Incorporated, a designer, manufacturer and marketer of performance analog and mixed signal semiconductors that enable wireless connectivity. Previously, he was employed by Vectron International, a division of Dover Corp., as Vice President of Worldwide Sales from 1997 to 2001, and as Vice President of North American Sales from 1995 to 1997. His prior experience included positions in marketing and engineering with units of AT&T Corp. Mr. Griffin’s qualifications to serve on our Board of Directors include his experience in building and managing sales and marketing organizations in technology-driven, global organizations.

*	Mr. Griffin was appointed as a Director effective October 1, 2009.

CORPORATE GOVERNANCE

The Board and Its Committees

The Corporation is a “controlled company” in accordance with the corporate governance rules contained in the Marketplace Rules of the National Association of Securities Dealers, Inc. (the “NASDAQ Rules”) because Dr. Vinciarelli, Chairman of the Board , President, and Chief Executive Officer, holds more than 50% of the voting power of the outstanding capital stock of the Corporation. As a result, the Corporation is not required to have (1) a majority of independent directors on its board of directors, (2) the compensation of its executive officers determined by independent directors, nor (3) its director nominees selected or recommended by independent directors. The Board has determined that four of its nine Directors (Messrs. Carlson, Eichten, Griffin and Riddiford), are independent directors for purposes of the NASDAQ Rules.

Due to the Corporation being a controlled company and Dr. Vinciarelli’s leadership of the Corporation since its founding, Dr. Vinciarelli fulfills both the roles of Chief Executive Officer and Chairman of the Board. As Chief Executive, he is responsible for setting the strategic direction of the Corporation and the day to day leadership and performance of the Corporation. As Chairman of the Board, Dr. Vinciarelli presides over meetings of the Board and, in collaboration with Mr. Simms, in his capacity as Secretary of the Corporation, establishes an agenda for each meeting.

The Board held five meetings during the fiscal year ended December 31, 2009. Each of the Directors attended 75% or more of the total number of meetings of the Board and meetings of the committees thereof. Directors are expected to attend each year’s Annual Meeting in person unless doing so is impracticable due to unavoidable conflicts. All of the Directors attended the 2009 Annual Meeting of Stockholders, except for Mr. Griffin, who was appointed to the Board on October 1, 2009.

The Board has established an Audit Committee and an Executive Compensation Committee. The Board does not have a standing Nominating Committee because it believes the Board as a whole is in the best position to evaluate potential director nominees and, therefore, it is not necessary for the Corporation to have a separate committee responsible for such evaluations. The full Board performs the function of such a committee.

The Audit Committee is composed of Messrs. Carlson, Eichten and Riddiford. Information regarding the functions performed by the Audit Committee and the number of meetings held during the fiscal year is set forth in the section of this Proxy Statement entitled “Report of the Audit Committee.” The Audit Committee is

governed by a written charter approved by the Board on February 3, 2007. The Board has determined all three members of the Audit Committee are “independent” under the applicable NASDAQ Rules and rules of the Securities and Exchange Commission (the “SEC”). The Board also has determined one of the present members of the Audit Committee, Mr. Carlson, meets the definition of “audit committee financial expert” as defined by Item 407(d) of Regulation S-K promulgated by the SEC. The Audit Committee Charter is posted on the Corporation’s website, www.vicorpower.com, under the heading “Company” and the subheading “Corporate Governance”.

The Executive Compensation Committee is currently composed of Messrs. Carlson, Eichten and Riddiford. The Executive Compensation Committee is responsible for establishing salaries, bonuses and other compensation for the officers of the Corporation, approving all grants of stock options by the Corporation and its subsidiaries, and administering the Corporation’s stock option and bonus plans pursuant to authority delegated to it by the Board. The Executive Compensation Committee did not hold any formal meetings during 2009, as Messrs. Carlson, Eichten and Riddiford comprise the members of both the Audit Committee and Executive Compensation Committee; however, the committee did act by written consent in lieu of meetings on seven occasions to approve stock option awards granted during 2009.

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Corporation’s risks. The Board regularly reviews information regarding the Corporation’s strategy, operations, financial position, and legal affairs, addressing the risks associated with each.

While the Board is ultimately responsible for the Corporation’s risk analysis and risk management procedures, the Audit Committee assists the Board in overseeing such responsibilities, with particular focus on the integrity and effectiveness of the Corporation’s financial reporting processes. The Audit Committee reviews guidelines and policies on enterprise risk management, including risk assessment and risk management related to the Company’s major financial risk exposures and management’s monitoring and control of such exposures. At each meeting of the Audit Committee, management presents information addressing issues related to risk analysis and risk management.

In addition to the risk oversight role undertaken by the Audit Committee, the Executive Compensation Committee is aware of the need to routinely assess the Corporation’s compensation policies and practices as they relate to the Corporation’s risk management and risk-taking incentives. The Executive Compensation Committee has determined that the compensation policies and practices for the Corporation’s employees are not reasonably likely to have a material adverse effect on the Corporation.

Director Nomination Process

The full Board performs the director nomination function for the Corporation. The Board does not have a charter governing the director nomination process, although it has established director nomination procedures setting forth the current process for identifying and evaluating director nominees.

Board Membership Criteria — The Board has established the following minimum qualifications for nomination to the Board. At a minimum, the Board must be satisfied each nominee has high personal and professional integrity, has demonstrated exceptional ability and judgment, and is expected, in the judgment of the Board, to be highly effective, in collaboration with the other nominees to the Board, in collectively serving the interests of the Corporation and its Stockholders. In addition to the minimum qualifications for each nominee set forth above, the Board seeks to select for nomination persons possessing relevant industry or technical experience and, so that the independence of the Audit Committee is maintained, persons meeting the “independence” requirements of the NASDAQ Rules and the SEC.

Identifying and Evaluating Nominees — The Board may solicit recommendations from any or all sources it deems appropriate. The Board will evaluate all proposed nominees in the same manner, evaluating the qualifications of any recommended candidate and conducting inquiries it deems appropriate, without discrimination on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law. In identifying and evaluating proposed nominees, the Board may consider, in addition to the minimum professional qualifications discussed above and other criteria for Board membership approved by the Board from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the diversity of experience, geographic representation, and backgrounds of existing Directors. Based on these considerations, the Board may nominate a director candidate it believes will, together with the existing Directors and other nominees, best serve the interests of the Corporation and its Stockholders.

Shareholder Recommendations — The Board’s current policy is to review and consider, in accordance with the procedures described above, any candidates for Director recommended by Stockholders of the Corporation entitled to vote in the election of Directors. All Stockholder recommendations for Director candidates must be submitted to the Secretary of the Corporation at Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

All Stockholder recommendations for director candidates must include the following information:

•	the name and address of record of the Stockholder;

•	a representation that the Stockholder is a record holder of shares of stock of the Corporation entitled to vote in the election of Directors, or if the Stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

•	the name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate;

•	a description of the qualifications and background of the proposed Director candidate that addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time;

•	a description of all arrangements or understandings between the Stockholder and the proposed Director candidate;

•	the consent of the proposed Director candidate (1) to be named in the proxy statement relating to the Corporation’s Annual Meeting and (2) to serve as a Director if elected at such Annual Meeting; and

•	any other information regarding the proposed Director candidate required to be included in a proxy statement filed pursuant to the rules of the SEC.

Communications with the Board

If a Shareholder wishes to communicate with any Director or the Board as a whole, he or she may do so by addressing such communications to: [Name(s) of Director(s)/Board of Directors of Vicor Corporation], c/o Corporate Secretary, Vicor Corporation, 25 Frontage Road, Andover, MA 01810. All correspondence should be sent via certified U.S. mail, return receipt requested. All correspondence received by the Corporate Secretary will be forwarded by the Corporate Secretary promptly to the addressee(s).

Code of Business Conduct and Ethics

The Corporation has established and adopted a Code of Business Conduct and Ethics. This Code of Business Conduct and Ethics is posted on the Corporation’s website, www.vicorpower.com, under the heading “Company” and the subheading “Corporate Governance”.

Executive Officers

Executive officers hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier death, resignation or removal. The following persons are the executive officers of the Corporation.

Patrizio Vinciarelli, Ph.D., 63, Chairman of the Board, President and Chief Executive Officer. Dr. Vinciarelli founded the Corporation in 1981 and has served as Chairman, President and Chief Executive Officer since that time.

H. Allen Henderson, 62, President, Westcor Division, and Vice President of the Corporation since March 1999. Mr. Henderson also has served as President and Chief Executive Officer of VLT, Inc., a wholly-owned subsidiary of the Corporation, since July 2000. Mr. Henderson held the position of General Manager of the Westcor Division from 1987 to 1999 and Sales Manager from 1985 to 1987. Prior to joining the Corporation in 1985, Mr. Henderson was employed at Boschert, Inc., a manufacturer of power supplies, since 1984, serving as Director of Marketing.

Douglas W. Richardson, 62, Vice President and Chief Information Officer, since November 2000. From 1996 to 2000, Mr. Richardson held the position of Director, Application Development, and, from 1994 to 1996, Manager, Computer Integrated Manufacturing of the Corporation. Prior to joining the Corporation in 1994, Mr. Richardson was a Program Manager and Director of Quality Management from 1982 to 1994 for ITP Systems, a subsidiary of PricewaterhouseCoopers, specializing in manufacturing automation systems.

Barry Kelleher, 61, President of the Corporation’s Brick Business Unit since May 2006. Mr. Kelleher held the positions of Senior Vice President, Global Operations and General Manager of the Corporation’s Brick Business Unit from June 2005 to May 2006, Senior Vice President, Global Operations from March 1999 to June 2005, and Senior Vice President, International Operations from 1993 to 1999. Prior to joining the Corporation in 1993, Mr. Kelleher was employed by Computer Products Inc., a manufacturer of power conversion products, since 1981, where he held the position of Corporate Vice President and President of the Power Conversion Group.

Richard E. Zengilowski, 55, Vice President, Human Resources, since August 2001. Prior to joining the Corporation in 2001, Mr. Zengilowski was employed by Simplex Time Recorder Co., a manufacturer of automated time and attendance products, from 1992 to 2001, serving as Assistant General Counsel from 1992 to 1998 and Director of Legal Affairs, Human Resources from 1998 to 2001.

Richard J. Nagel, Jr., 53, Vice President, Chief Accounting Officer, since May 2006. From December 2007 to April 2008, Mr. Nagel also held the position of Interim Chief Financial Officer. From 2005 to 2006, Mr. Nagel held the position of Senior Director, Corporate Controller, and, from 1996 to 2005, Director, Corporate Controller. Prior to joining the Corporation in 1996, Mr. Nagel was employed by Ernst & Young LLP, an international public accounting firm, serving in a variety of positions from 1982 to 1996, most recently as Senior Manager.

James A. Simms, 50, Chief Financial Officer and Secretary since April 2008. Prior to joining the Corporation, Mr. Simms held the position of Managing Director of Needham & Company, LLC, an investment banking and asset management firm, from March 2007 to April 2008. From November 2004 to March 2007, Mr. Simms held the position of Managing Director with the investment banking firm of Janney Montgomery Scott LLC, a wholly owned subsidiary of The Penn Mutual Life Insurance Company. From 1997 to 2004, Mr. Simms served in a series of senior positions with the investment banking firm of Adams, Harkness & Hill, Inc.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth the beneficial ownership of the Corporation’s Common Stock and Class B Common Stock held by (1) each person or entity known to the Corporation to be the beneficial owner of more than five percent of the outstanding shares of either class of the Corporation’s common stock, (2) each Director of the Corporation (and Director nominee), (3) each of the executive officers of the Corporation named in the Summary Compensation Table, and (4) all Directors and executive officers as a group (including

Director nominees), based on representations of the Directors and executive officers of the Corporation as of February 28, 2010, a review of filings on Forms 3, 4, 5 and on Schedule 13G under the Exchange Act . Except as otherwise specified, the named beneficial owner has sole voting and investment power over the shares. The information in the table reflects shares outstanding of each class of common stock on February 28, 2010, and does not, except as otherwise indicated below, take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock. The percentages have been determined as of February 28, 2010, in accordance with Rule 13d-3 under the Exchange Act, and are based on a total of 41,665,062 shares of common stock that were outstanding on such date, of which 29,898,010 were shares of Common Stock entitled to one vote per share and 11,767,052 were shares of Class B Common Stock entitled to 10 votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock at any time upon the election of the holder thereof.

			Percent of
	Total	Percent of	Class B
	Number of	Common Stock	Common Stock	Percent
	Shares Beneficially	Beneficially	Beneficially	of Voting
Name of Beneficial Owner(1)	Owned(2)(3)	Owned	Owned	Power

Patrizio Vinciarelli	20,706,868	32.4%	93.7%	81.3%
Estia J. Eichten	1,176,624 (4)	1.6%	5.9%	5.0%
David T. Riddiford	103,498 (5)	*	*	*
Barry Kelleher	39,255	*	*	*
Samuel J. Anderson	31,917	*	*	*
Richard E. Zengilowski	20,403	*	*	*
James A. Simms	13,264	*	*	*
Claudio Tuozzolo	6,526	*	*	*
Jason L. Carlson	3,000	*	*	*
Liam K. Griffin	—	*	*	*
All Directors and executive officers as a group (13 persons)	22,126,986	34.7%	99.6%	86.4%
Manatuck Hill Partners, LLC(6) 1465 Post Road East Westport, CT 06880	2,611,000	8.7%	*	1.8%
BlackRock Inc.(7) 40 East 52nd Street New York, NY 10022	1,569,091	5.2%	*	1.1%

*	Less than 1%

(1)	The address for each of the persons named in the table, but not specified therein, is: c/o Vicor Corporation, 25 Frontage Road, Andover, MA 01810.

(2)	Includes shares issuable upon the exercise of options to purchase Common Stock of the Corporation that are exercisable or will become exercisable on or before April 30, 2009 in the following amounts:

Name of Beneficial Owner	Shares

Patrizio Vinciarelli	7,740
Estia J. Eichten	6,526
David T. Riddiford	6,526
Barry Kelleher	36,998
Samuel J. Anderson	21,526
Richard E. Zengilowski	19,843
James A. Simms	13,264
Claudio Tuozzolo	6,526
Jason L. Carlson	3,000
Liam K. Griffin	—

(3)	The calculation of the total number of shares of Common Stock beneficially owned includes the following: for Dr. Vinciarelli, 11,023,648 shares of Class B Common Stock; for Mr. Eichten 690,700 shares of Class B Common Stock; and for all Directors and executive officers as a group, 11,714,348 shares of Class B Common Stock.

(4)	Includes 8,750 shares of Common Stock beneficially owned by Mr. Eichten’s spouse as to which Mr. Eichten disclaims beneficial ownership. In addition, includes 70,700 shares of Common Stock held by the Belle S. Feinberg Memorial Trust of which Mr. Eichten is a trustee. Mr. Eichten disclaims beneficial ownership of the shares of Common Stock held by the Belle S. Feinberg Memorial Trust.

(5)	Includes 4,500 shares of Common Stock beneficially owned by Mr. Riddiford’s spouse as to which Mr. Riddiford disclaims beneficial ownership.

(6)	Information reported is based upon a Schedule 13G filed on June 30, 2009. This Schedule 13G indicates the reporting person (i) has sole voting power with respect to 2,611,000 of the shares, and (ii) sole dispositive power with respect to 2,611,000 of the shares. We have not made any independent determination as to the beneficial ownership of such holder and are not restricted in any determination we may make by reason of inclusion of such holder or its shares in this table.

(7)	Information reported is based upon a Schedule 13G filed on January 29, 2010. This Schedule 13G indicates the reporting person (i) has sole voting power with respect to 1,569,091 of the shares, and (ii) sole dispositive power with respect to 1,569,091 of the shares. We have not made any independent determination as to the beneficial ownership of such holder and are not restricted in any determination we may make by reason of inclusion of such holder or its shares in this table.

COMPENSATION DISCUSSION AND ANALYSIS

Philosophy

The primary objective of the Corporation’s compensation program is to attract, motivate, and retain highly qualified and productive employees, using a combination of cash and equity based rewards geared to incent and reward superior performance. Salaries and cash bonuses encourage effective performance relative to current plans and objectives, while stock options are utilized to attract new talent, to retain key contributors, promote longer-term focus and to more closely align the interests of employees holding such options with those of Stockholders.

The compensation of the Corporation’s executive officers reflects their success as a team in attaining key performance indicators. In addition, each executive officer’s individual performance (as described below) represents the basis for determining his or her overall compensation.

Overview of Executive Compensation and Process

Elements of compensation for executive officers include: salary, cash bonus, stock incentive awards, health, disability, life insurance and certain perquisites.

The Chief Executive Officer makes compensation recommendations to the Executive Compensation Committee with respect to the executive officers, although the Executive Compensation Committee may exercise its discretion in modifying any recommended adjustments or awards. Such executive officers are not present at the time of these deliberations. The Executive Compensation Committee approves the annual salary of Dr. Vinciarelli, Chairman of the Board, President, and Chief Executive Officer.

The amount of each element of executive compensation is determined by the Chief Executive Officer and approved by the Executive Compensation Committee. The following factors are considered in determining the amount of each executive officer’s compensation:

•	Performance against corporate and individual goals for the previous year;

•	The relative effort made and difficulties encountered by the executive officer in pursuit of these goals; and

•	Performance in the context of the overall performance of management.

The competitiveness of the Corporation’s compensation program is assessed using local and national salary survey data. The survey data enables management to benchmark the Corporation against companies of similar size, within the same industry, and/or within the same geographic region. The survey data is used as a comparison when completing the annual merit increases for executive officers and salaried employees. The Chief Executive Officer makes salary recommendations based on the salary data and evaluation of the respective merit, skills, experience and performance of each executive officer.

SUMMARY COMPENSATION TABLE FOR FISCAL 2009

						Non-Equity	Nonqualified
Name and				Stock	Option	Incentive Plan	Deferred	All Other
Principal		Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Position	Year	($)(1)	($)	($)	($)(2)	($)	($)	($)(3)	($)

Patrizio Vinciarelli	2009	353,347	—	—	—	—	—	23,028	376,375
President, Chief	2008	332,852	—	—	—	—	—	24,081	356,933
Executive Officer	2007	312,923	—	—	400,000	—	—	22,872	735,795
James A. Simms	2009	276,800	50,000	—	17,022	—	—	28,364	372,186
Vice President,	2008	180,000	—	—	208,541	—	—	11,628	400,169
Chief Financial Officer
Barry Kelleher	2009	315,875	—	—	17,022	—	—	26,554	359,451
President, Brick	2008	288,472	—	—	32,582	—	—	27,466	348,520
Business Unit	2007	271,200	25,000	—	16,804	—	—	21,512	334,516
Claudio Tuozzolo	2009	255,577	—	—	17,022	—	—	22,514	295,113
President, Picor	2008	223,218	—	—	86,332	—	—	23,193	332,743
Corporation	2007	208,615	—	—	16,804	—	—	19,062	244,482
Richard E. Zengilowski	2009	230,832	25,000	—	—	—	—	20,125	275,957
Vice President,	2008	211,063	—	—	20,000	—	—	18,931	249,994
Human Resources	2007	198,185	25,000	—	—	—	—	17,616	240,801

(1)	The 2008 figure for Mr. Simms represents salary for the period from April 8, 2008, when he joined the Corporation, through year-end.

(2)	Option awards shown for Messrs. Kelleher, Simms, and Tuozzolo include options granted as compensation for their service on the Corporation’s Board of Directors. Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans,” in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 10, 2010, for the relevant assumptions used to determine the valuation of our option awards.

(3)	Figures include car allowance, gasoline allowance, supplemental health, dental and vision insurance, the taxable portion of life insurance benefit, and the Corporation’s matching 401(k) plan contribution for each employee shown. Dr. Vinciarelli’s car allowance is $10,800, while all other amounts are individually below the threshold for individual disclosure.

Base Salary

Base salaries for the Corporation’s executive officers is based on the Corporation’s operating performance relative to comparable peer companies within certain survey information. In setting base salaries for fiscal 2009, national and local executive salary survey data for executive officers with comparable qualifications, experience and responsibilities at selected peer companies was evaluated to determine an appropriate range for merit increases. Each year such merit increase data is presented to the Executive Compensation Committee and Chief Executive Officer for approval.

Bonus

Outstanding accomplishments or the achievement of certain specific goals is rewarded through discretionary cash bonus payments, determined by the Chief Executive Officer and approved by the Executive Compensation Committee. During 2008, Mr. Simms earned a discretionary cash bonus of $50,000 that was paid in 2009. During 2009 and 2007, discretionary cash bonus payments, ranging from $10,000 to $25,000, were paid to certain corporate and business unit vice presidents.

Stock Option and Equity Incentive Programs

Because of the direct relationship between the value of an option and the market price of the Corporation’s common stock, the Board considers the granting of stock options to be an effective method of motivating executive officers to manage the Corporation in a manner consistent with the interests of the Corporation and its Shareholders.

The Executive Compensation Committee approves stock options grants to executive officers and key employees based upon prior performance. There is no set formula for the granting of discretionary option awards to individual executive officers or employees. Stock options also are granted to certain employees upon their employment. Grants to newly hired employees are effective on the first business day of the month following employment, following the approval by the Executive Compensation Committee.

The exercise price of stock options for the purchase of the Corporation’s common stock is generally set at the closing price of the Corporation’s common stock on The NASDAQ Stock Market, LLC (“NASDAQ”) on the effective date of the grant. In certain circumstances, the exercise price may be set at a higher level to provide for additional performance incentives. As discussed in the Directors’ Compensation section, stock options are granted to all Directors, with the exception of Dr. Vinciarelli, on the date of the Annual Meeting, in accordance with the terms of the Amended and Restated 2000 Stock Option and Incentive Plan (the “2000 Plan”).

During 2008 and 2007, options for the purchase of V*I Chip Corporation (“V*I Chip”) common stock were granted to certain employees of that subsidiary under the V*I Chip Corporation Amended 2007 Stock Option and Incentive Plan (the “2007 V*I Chip Plan”). All grants were reviewed and approved by the V*I Chip Board of Directors and the Executive Compensation Committee. There is no set formula for the granting of discretionary option awards to individual executive officers or employees of V*I Chip. These grants have a five year vesting schedule and 10 year expiration. Grants to new hires are effective on the first business day of the month following employment. V*I Chip stock options are granted at a price not less than the fair value of a common share of V*I Chip at the date of grant, as determined by the V*I Chip Board of Directors and the Executive Compensation Committee. There were no stock options granted under the 2007 V*I Chip Plan in 2009.

During 2008 and 2007, options for the purchase of Picor Corporation (“Picor”) common stock were granted to certain employees of that subsidiary under the Picor Corporation Amended 2001 Stock Option and Incentive Plan, as amended (the “2001 Picor Plan”). All grants were reviewed and approved by the Picor Board of Directors and the Executive Compensation Committee. There is no set formula for the granting of discretionary option awards to individual executives or employees of Picor. These grants have a five year vesting schedule and 10 year expiration. Grants to new hires are effective on the first business day of the month following employment. Picor stock options are granted at a price not less than the fair value of a common share of Picor at the date of grant, as determined by the Picor Board of Directors and the Executive Compensation Committee. There were no stock options granted under the 2001 Picor Plan in 2009.

Equity Compensation Plan Information

The following table sets forth certain aggregated information for the Corporation as December 31, 2009 (the end of the most recently completed fiscal year), regarding equity securities underlying stock option awards made under the 1993 Stock Option Plan (the “1993 Plan”), the 1998 Stock Option and Incentive Plan (the “1998 Plan”) and the 2000 Plan (collectively the “Vicor Plans”), the 2007 V*I Chip Plan and 2001 Picor Plan. All equity compensation plans of the Corporation have been approved by its stockholders.

			Number of Securities
		Weighted-Average	Remaining Available for
	Number of Securities to	Exercise	Future Issuance Under
	be Issued Upon Exercise	Price of Outstanding	Equity Compensation Plans
	of Outstanding Options,	Options, Warrants	(Excluding Securities
Plan Category	Warrants and Rights	and Rights	Reflected in Column [a])
	[a]	[b]	[c]

Equity compensation plans approved by security holders:
Vicor Plans	765,563	$17.11	2,692,931
2007 V*I Chip Plan	7,617,500	$1.00	4,382,500
2001 Picor Plan	5,021,040	$0.62	4,948,960

Perquisites

All employees who participated in the Corporation’s 401(k) plan received up to $3,675 in matching funds in 2009. All named executive officers, with the exception of Dr. Vinciarelli, participated in the 401(k) plan and received matching funds. All employees receive the same health and insurance benefits. In general, employees pay approximately 30% of the health premium due. In addition to participating in the health plan offered to all employees, executive officers may also receive supplemental health, dental, vision, and certain long term care insurance benefits. The Corporation does not provide pension arrangements, post-retirement health coverage, or similar benefits for its executive officers or employees.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2009

Vicor Plans								All Other	All other		Grant
		Estimated			Estimated			Stock Awards	Option Awards	Exercise	Date
		Future Payouts			Future Payouts			Number of	Number of	or Base	Fair
		Under Non-Equity			Under Equity			Shares	Securities	Price of	Value of
		Incentive Plan Awards			Incentive Plan Awards			of Stock	Underlying	Option	Option
	Grant	Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Date	($)	($)	($)	(#)	(#)	(#)	(#)	(#)(1)	($/Sh)	($)(2)

James A. Simms	6/25/2009								7,247	6.90	17,022
Barry Kelleher	6/25/2009								7,247	6.90	17,022
Claudio Tuozzolo	6/25/2009								7,247	6.90	17,022

(1)	Options granted on June 25, 2009 as compensation for their service on the Corporation’s Board of Directors.

(2)	Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 10, 2010, for the relevant assumptions used to determine the valuation of our option awards.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2009

Vicor Plans	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(#)(1)	(#)(1)(3)	($)	Date(2)

Patrizio Vinciarelli	6,277	—	13.63	10/12/2011
	1,463	—	20.50	4/12/2010
James A. Simms	2,500	2,500	10.00	6/26/2011
	382	382	12.02	4/21/2011
	10,000	40,000	12.44	5/1/2018
	—	7,247	6.90	6/25/2012
Barry Kelleher	2,500	2,500	10.00	6/26/2011
	4,026	—	12.42	6/20/2010
	5,124	—	13.63	10/12/2011
	1,475	—	17.63	4/16/2011
	20,000	20,000	20.00	2/21/2013
	1,171	—	20.50	4/12/2010
	1,221	—	20.50	4/12/2010
	337	—	35.75	1/31/2011
	618	—	39.94	7/17/2010
	526	—	43.81	10/11/2010
	—	7,247	6.90	6/25/2012
Claudio Tuozzolo	2,500	2,500	10.00	6/26/2011
	4,026	—	12.42	6/20/2010
	—	7,247	6.90	6/25/2012
Richard E. Zengilowski	2,500	—	6.43	7/15/2012
	3,843	—	13.63	10/12/2011
	6,000	4,000	14.07	11/1/2016
	7,500	—	19.40	9/4/2011

(1)	Generally, stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The expiration date of each stock option generally occurs five years after the vesting date of each installment. On February 21, 2009, Mr. Kelleher was granted 50,000 options that expire two years after the vesting date.

(3)	The unexercisable option vesting schedule under the Vicor Plans is as follows as of December 31, 2009:

Name	Grant Date	Shares	Vest Date

James A. Simms	4/21/2008	382	4/21/2010
	5/1/2008	10,000	5/1/2010
	5/1/2008	10,000	5/1/2011
	5/1/2008	10,000	5/1/2012
	5/1/2008	10,000	5/1/2013
	6/26/2008	2,500	6/26/2010
	6/25/2009	3,624	6/25/2010
	6/25/2009	3,623	6/25/2011
Barry Kelleher	2/21/2006	10,000	2/21/2010
	2/21/2006	10,000	2/21/2011
	6/26/2008	2,500	6/26/2010
	6/25/2009	3,624	6/25/2010
	6/25/2009	3623	6/25/2011
Claudio Tuozzolo	6/26/2008	2,500	6/26/2010
	6/25/2009	3,624	6/25/2010
	6/25/2009	3,623	6/25/2011
Richard E. Zengilowski	11/1/2006	2,000	11/1/2010
	11/1/2006	2,000	11/1/2011

2007 V*I Chip Plan	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(#)(1)	(#)(1)	($)	Date(2)

Patrizio Vinciarelli	1,600,000	2,400,000	1.00	6/4/2017
Barry Kelleher	20,000	30,000	1.00	5/14/2017
Richard E. Zengilowski	20,000	30,000	1.00	5/14/2017

(1)	Generally, stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The unexercisable option vesting schedule under the 2007 V*I Chip Plan is as follows as of December 31, 2009:

Name	Grant Date	Shares	Vest Date

Patrizio Vinciarelli	6/4/2007	800,000	6/4/2010
	6/4/2007	800,000	6/4/2011
	6/4/2007	800,000	6/4/2012
Barry Kelleher	3/25/2008	10,000	5/14/2010
	3/25/2008	10,000	5/15/2011
	3/25/2008	10,000	5/16/2012
Richard E. Zengilowski	3/25/2008	10,000	5/14/2010
	3/25/2008	10,000	5/15/2011
	3/25/2008	10,000	5/16/2012

2001 Picor Plan	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	Exercisable	Unexercisable	Price	Expiration
Name	(#)(1)	(#)(1)(2)	($)	Date

Claudio Tuozzolo	200,000	—	0.25	1/2/2012
	200,000	—	0.25	3/3/2013
	14,340	—	0.25	1/1/2013
	600,000	—	0.75	11/3/2013
	16,000	—	0.75	1/1/2014
	24,000	—	0.75	8/26/2014
	90,000	60,000	0.88	6/5/2016
	25,000	100,000	1.01	6/12/2018

(1)	Generally, stock options become exercisable in five equal annual installments beginning on the first anniversary of the date of grant.

(2)	The unexercisable option vesting schedule under the 2001 Picor Plan is as follows as of December 31, 2009:

Name	Grant Date	Shares	Vest Date

Claudio Tuozzolo	6/5/2006	30,000	6/5/2010
	6/5/2006	30,000	6/5/2011
	6/12/2008	25,000	6/12/2010
	6/12/2008	25,000	6/12/2011
	6/12/2008	25,000	6/12/2012
	6/12/2008	25,000	6/12/2013

OPTIONS EXERCISES AND STOCK VESTED FOR FISCAL 2009

No named executive officer acquired additional shares though option exercises or stock vesting during fiscal 2009.

Post-Employment Compensation

Pension Benefits

The Corporation does not provide pension arrangements or post-retirement health coverage for executive officers or employees. Executive officers are eligible to participate in a 401(k) defined contribution plan. In any plan year, the Corporation will make a matching contribution equal to 50% of the first 3% of the participant’s compensation that has been contributed to the plan, up to a maximum matching contribution of $3,675. All executive officers, with the exception of Dr. Vinciarelli, participated in the 401(k) plan during fiscal 2009 and received matching contributions.

Nonqualified Deferred Compensation

The Corporation does not provide any nonqualified defined contribution or other deferred compensation plans.

Other Post-Employment Payments

All employees, including executive officers, are employees-at-will and, as such, do not have employment contracts with the Corporation. Stock options issued under the 2000 Plan, the 2001 Picor Plan and the 2007 V*I Chip Plan carry a change in control provision that automatically accelerates vesting and makes unvested options fully exercisable. As of December 31, 2009, the intrinsic value of unvested options held by named executive officers was as follows:

	Number of Unvested	Intrinsic Value of
	Options as of	Unvested Options as of
	December 31,	December 31,
Named Executive Officer	2009	2009

Vicor Plans(1)
James A. Simms	7,247	$17,393
Barry Kelleher	7,247	17,393
Claudio Tuozzolo	7,247	17,393
2007 V*I Chip Plan
Patrizio Vinciarelli	2,400,000	120,000
Barry Kelleher	30,000	1,500
Richard E. Zengilowski	30,000	1,500
2001 Picor Plan
Claudio Tuozzolo	160,000	38,200

(1)	Information for the Vicor Plans excludes unvested options with exercise prices less than the market value of the Corporation’s stock as of December 31, 2009.

DIRECTORS COMPENSATION FOR FISCAL 2009

					Change in
					Pension Value
					and Nonqualified
	Fees Earned			Non-Equity	Deferred
	or Paid in			Incentive Plan	Compensation	All Other
	Cash	Stock Awards	Option Awards	Compensation	Earnings	Compensation	Total
Name(1)	($)	($)	($) (2)(3)(4)	($)	($)	($)	($)

Samuel J. Anderson	30,000	—	17,022	—	—	—	47,022
Jason L. Carlson	30,000	—	17,022	—	—	—	47,022
Estia J. Eichten	30,000	—	17,022	—	—	—	47,022
Liam K. Griffin	7,500	—	56,206	—	—	—	63,706
David T. Riddiford	30,000	—	17,022	—	—	—	47,022

(1)	Dr. Vinciarelli has been omitted from this table since he receives no compensation for serving on the Board. Messrs. Kelleher, Simms and Tuozzolo have been omitted from this table because, as employee Directors, they receive no fees in addition to their salary for serving on the Board. Their stock option awards are included in the Summary Compensation Table.

(2)	Refer to Note 3, “Stock-Based Compensation and Employee Benefit Plans”, in the Notes to Consolidated Financial Statements included in the Annual Report on Form 10-K for the year ended December 31, 2009, filed on March 10, 2010, for the relevant assumptions used to determine the valuation of option awards.

(3)	The aggregate grant date fair value and aggregate number of stock options awarded and outstanding as of December 31, 2009 was as follows:

	Grant Date	Number of
	Fair Value of	Awards
Name	Stock Options	Outstanding

Samuel J. Anderson	$211,586	31,273
Jason L. Carlson	67,228	22,247
Estia J. Eichten	46,408	16,273
Liam K. Griffin	56,206	15,000
David T. Riddiford	46,408	16,273

	$427,836	101,066

Overview of Director Compensation and Procedures

The level of compensation of non-employee Directors is reviewed on an annual basis. To determine how appropriate the current level of compensation for non-employee Directors is, the Board reviews data from a number of different sources including:

•	publicly available data describing director compensation in peer companies;

•	survey data collected by the human resources department; and

•	information obtained directly from other companies.

Non-employee Directors are compensated through a combination of cash payments and equity-based awards. Each non-employee Director receives a quarterly retainer of $7,500 for his services. Expenses incurred by non-employee Directors in attending board and committee meetings are reimbursed.

Additionally, each non-employee Director and each employee Director, other than any Director holding in excess of 10% of the total number of shares of the capital stock of the Corporation (i.e., Dr. Vinciarelli), receives an annual grant of non-qualified stock options upon election as a Director following the Annual Meeting of Stockholders under the 2000 Plan. Currently, the formula to calculate the stock option award is $50,000 divided by the price of Vicor Common Stock at the close of market as reported on the NASDAQ on the day of the Annual Meeting of Stockholders. Accordingly, each non-employee Director and each employee Director, other than Dr. Vinciarelli, received non-qualified stock options to purchase up to 5,000 shares of Common Stock on June 25, 2009 at an exercise price of $6.90 per share. Half of these options will become exercisable one year after the grant date, while the remainder becomes exercisable after two years. These options expire three years from the grant date.

Directors who are also employees do not receive cash compensation for service on the Board.

Compensation Committee Report

The Executive Compensation Committee of the Board of Directors of the Corporation (the “Executive Compensation Committee”) has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for the year ended December 31, 2009 with management. Based on the reviews and discussions referred to above, the Executive Compensation Committee recommended to the board that the CD&A be included in the Proxy Statement for the year ended December 31, 2009, for filing with the SEC.

Submitted by the Executive Compensation Committee

Jason L. Carlson
Estia J. Eichten
David T. Riddiford

Compensation Committee Interlocks and Insider Participation

Messrs. Carlson, Eichten and Riddiford serve on the Executive Compensation Committee. Messrs. Carlson, Eichten, and Riddiford do not serve as executive officers of the Corporation. The Board is not aware of any compensation committee interlocks or other relationships that would represent a potential conflict of interest.

Report of the Audit Committee of the Board of Directors

The Audit Committee oversees the Corporation’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with the independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, including a discussion of the quality, not just the acceptability, of the Corporation’s accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with standards established by the Public Company Accounting Oversight Board (“PCAOB”) and generally accepted auditing standards. In particular, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed with them under the provision of Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified or supplemented. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Rule 3600T, which adopted on an interim basis Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with the independent registered public accounting firm the auditors’ independence from management and the Corporation and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Corporation’s internal controls over financial reporting, and the overall quality of the Corporation’s financial reporting. The Audit Committee held eleven meetings during fiscal 2009.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC.

Submitted by the Audit Committee:

Jason L. Carlson
Estia J. Eichten
David T. Riddiford

Certain Relationships and Related Transactions

Mr. Anderson, a director of the Corporation, is the founder, Chairman of the Board, President and Chief Executive Officer, as well as the majority voting shareholder, of Great Wall Semiconductor Corporation (“GWS”). GWS and its subsidiary design and sell semiconductors, conduct research and development activities, develop and license patents, and litigate against those who infringe upon patented technology. The Corporation’s gross investment in non-voting convertible preferred stock of GWS totaled $5,000,000 as of December 31, 2009, giving the Corporation an approximately 30% ownership interest in GWS. The Corporation accounts for the investment in GWS under the equity method of accounting and periodically evaluates the investment in GWS to determine if there are any events or circumstances that are likely to have a significant adverse effect on the fair value of the investment. There was no allocation of equity method income (loss) in 2009 as GWS incurred a net loss for the year. During the year ended December 31, 2008, the investment was adjusted for a decline in value judged to be other-than-temporary of $706,000 in the first quarter and $555,000 in the fourth quarter of 2008, respectively, bringing the investment balance to zero as of December 31, 2008. The decision to bring the investment balance to zero was based on GWS’ continued operating losses, the impact of the current global economic crisis on the current and short-term outlook for its operations, a negative working capital position as of December 31, 2008, and a valuation based on discounted cash flows.

The Corporation and GWS are parties to an intellectual property cross-licensing agreement, and the Corporation purchases certain components from GWS. Purchases from GWS totaled approximately $1,608,000 in 2009. During the second quarter of 2009, the Corporation and GWS completed a new license agreement and executed a contract with GWS’ current foundry. The new license agreement expands the Corporation’s existing license to technology associated with certain GWS semiconductor devices, provides technical assistance for the manufacture by the Corporation of such licensed devices, and facilitates the execution of a contract between the Corporation, GWS and GWS’ current and future foundries that will provide direct access to such foundries on terms equal to those enjoyed by GWS. The new license agreement also calls for GWS to develop, design, acquire tooling and manufacture several additional high voltage devices for the Corporation. The aggregate amount of milestone payments to GWS from the Corporation under these arrangements will be $800,000. Payment is contingent on meeting stipulated milestones pursuant to the license agreement. During 2009, the Corporation made payments totaling $650,000 under the license agreement.

The Corporation’s policy and procedures with respect to the review, approval and/or ratification of related party transactions are set forth in the Corporation’s Audit Committee Charter and, in summary, require the Audit Committee to review and approve all related party transactions required to be disclosed pursuant to SEC Regulation S-K, Item 404, and to discuss with management the business rationale for the transactions and whether appropriate disclosures have been made. The related party transactions described above were subject to this policy.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Corporation’s executive officers and Directors, and persons who own more than 10% of a registered class of the Corporation’s equity securities (collectively, “Insiders”), to file reports of ownership and changes in ownership with the SEC and NASDAQ. Insiders are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. To the Corporation’s knowledge, based solely on a review of copies of such reports and written representations that no other reports were required during the fiscal year ended December 31, 2009, all transactions in the Corporation’s securities that were engaged in by Insiders, and therefore required to be disclosed pursuant to Section 16(a) of the Exchange Act, were timely reported.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Changes in Certifying Accountant

On June 11, 2008, the Audit Committee approved the dismissal of Ernst & Young LLP (“E&Y”) as the Corporation’s independent registered public accounting firm and the engagement of Grant Thornton LLP (“GT”) as the Corporation’s independent registered public accounting firm. On June 13, 2008, the Corporation engaged GT as the Corporation’s independent registered public accounting firm commencing with audit services for the year ending December 31, 2008.

Regarding the Former Registered Public Accounting Firm

During the years ended December 31, 2007 and 2006, and the subsequent interim period through June 11, 2008, there were no: (1) disagreements with E&Y on any matter of accounting principal or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to E&Y’s satisfaction, would have caused E&Y to make reference to the matter in their reports, or (2) except as described in the following three paragraphs, reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of E&Y on the Corporation’s consolidated financial statements as of and for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows: E&Y’s report on the consolidated financial statements of the Corporation as of and for the years ended December 31, 2007 and 2006 contained a separate paragraph stating that “As discussed in Notes 2 and 7 to the consolidated financial statements, in 2007, the Company changed its method of accounting for its related-party investment in Great Wall Semiconductor Corporation. As discussed in Notes 2 and 12 to the consolidated financial statements, on January 1, 2007, the Company adopted the provisions of Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes. As discussed in Notes 2 and 3 to the consolidated financial statements, on January 1, 2006, the Company adopted the provisions of Statement of Financial Accounting Standards No. 123(R), Share-Based Payment.”

The audit reports of E&Y on the effectiveness of internal control over financial reporting as of December 31, 2007, and on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006, did contain an adverse opinion, but did not contain a disclaimer of opinion nor were they modified or qualified as to the uncertainty, audit scope, or accounting principles. The adverse opinions as of December 31, 2007 and 2006, respectively, were due to the effect of a material weakness in which E&Y concluded in their audit report that the Corporation did not maintain effective internal control over financial reporting. The material weakness in each report were described as follows:

“As of December 31, 2007, the Company’s accounting department did not have sufficient experienced personnel and resources with the requisite technical skills to address complex and judgmental accounting, tax and financial reporting matters as part of its financial statement close process. As a result, the Company’s financial statement close process was not effective as of December 31, 2007, as it relates to evaluating and accounting for complex and judgmental accounting, tax and financial reporting matters, including accounting for the Company’s related-party investment in Great Wall Semiconductor Corporation, accounting for income taxes, accounting for complex revenue transactions and accounting for judgmental accrued liabilities. As of December 31, 2006, the Company’s accounting department did not have sufficient experienced personnel and resources with the requisite technical skills to address complex and judgmental accounting and tax matters as part of its financial statement close process. As a result, the Company’s financial statement close process was not effective as of December 31, 2006, as it relates to evaluating and accounting for complex and judgmental accounting and tax matters, including evaluating the accounting for the Company’s cost-based investments.”

Regarding the Newly-Engaged Independent Registered Public Accounting Firm

During the years ended December 31, 2007 and 2006, and the subsequent interim period through June 11, 2008, neither the Corporation, nor anyone on its behalf, consulted with GT with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation’s consolidated financial statements, and no written report or oral advice was provided by GT to the Corporation that GT concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue or (ii) any matter that was the subject of either a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Corporation has selected GT as the independent registered public accounting firm for the Corporation for the fiscal year ending December 31, 2010. A representative of GT is expected to be present at the Annual Meeting and will be given the opportunity to make a statement. The representative is expected to be available to respond to appropriate questions.

The following table summarizes the fees for services rendered by GT and E&Y for the fiscal years ended December 31, 2009 and 2008 in each of the following categories:

	2009	2008
Name	GT	GT	E&Y	Total

Audit Fees	$875,000	$1,054,000	$214,000	$1,268,000
Audit Related Fees	20,000	17,000	2,000	19,000
Tax Fees	155,000	—	170,000	170,000

Total Fees	$1,050,000	$1,071,000	$386,000	$1,457,000

Audit Fees include services provided in connection with the audit of the Corporation’s consolidated financial statements (including internal control reporting under Section 404 of the Sarbanes-Oxley Act), the reviews of the Corporation’s quarterly reports on Form 10-Q, assistance with and review of documents filed with the SEC, statutory audits required internationally and accounting consultations that relate to the audited financial statements and are necessary to comply with generally accepted auditing standards in the U.S.

Audit-Related Fees include services provided in connection with audits of the Corporation’s employee benefit plan.

Tax Fees include services provided in connection with tax compliance, tax advice, tax planning and assistance with tax audits.

Pursuant to the Audit Committee charter, the Audit Committee must pre-approve all auditing services and the terms thereof and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the PCAOB) to be provided to the Corporation by the independent registered public accounting firm; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Corporation if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. Under the charter, the authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee approved all audit and non-audit services provided to the Corporation by GT and E&Y for the fiscal years 2009 and 2008.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the 2011 Annual Meeting of Stockholders must be received by the Corporation on or before January 15, 2011, in order to be considered for inclusion in the Corporation’s proxy statement. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Corporation’s proxy statement and form of proxy and should be directed to: Vicor Corporation, 25 Frontage Road, Andover, Massachusetts 01810, Attention: Secretary. It is suggested that any Stockholder proposal be transmitted by certified mail, return receipt requested.

Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives at the above address after April 1, 2011. These proxies will also confer discretionary voting authority with respect to Stockholder proposals, other than proposals to be considered for inclusion in the Corporation’s proxy statement described above, that the Corporation receives on or before April 1, 2011, subject to SEC rules governing the exercise of this authority.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	COMMON STOCK

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Proposal to fix the number of Directors at nine and to elect the following Directors to hold office until the
	2011 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.									+

		For	Withhold		For	Withhold		For	Withhold

	01 - Samuel J. Anderson	☐	☐	02 - Estia J. Eichten	☐	☐	03 - Barry Kelleher	☐	☐

	04 - David T. Riddiford	☐	☐	05 - James A. Simms	☐	☐	06 - Claudio Tuozzolo	☐	☐

	07 - Patrizio Vinciarelli	☐	☐	08 - Jason L. Carlson	☐	☐	09 - Liam K. Griffin	☐	☐

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

B Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Dear Stockholder,
Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.
Your vote must be received prior to the 2010 Annual Meeting of Stockholders on June 24, 2010.
Thank you in advance for your prompt consideration of these matters.
Sincerely,
Vicor Corporation
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Vicor Corporation	COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 24, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
The undersigned hereby constitutes and appoints Patrizio Vinciarelli and James A. Simms, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 30, 2010, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 24, 2010 at 5:00 p.m., local time, and at any adjournments or postponements thereof.
When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE AND THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors' recommendation need only sign and date this proxy and return it in the envelope provided.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation's 2009 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	CLASS B COMMON STOCK

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1.	Proposal to fix the number of Directors at nine and to elect the following Directors to hold office until the
	2011 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.									+

		For	Withhold		For	Withhold		For	Withhold

	01 - Samuel J. Anderson	☐	☐	02 - Estia J. Eichten	☐	☐	03 - Barry Kelleher	☐	☐

	04 - David T. Riddiford	☐	☐	05 - James A. Simms	☐	☐	06 - Claudio Tuozzolo	☐	☐

	07 - Patrizio Vinciarelli	☐	☐	08 - Jason L. Carlson	☐	☐	09 - Liam K. Griffin	☐	☐

2.	In their discretion, the proxies are authorized to vote upon any other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

B Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

/ /

Dear Stockholder,
Please take note of the important information enclosed with this Proxy Card, which includes issues related to the management and operation of your Corporation that require your immediate attention. These are discussed in detail in the enclosed proxy materials.
Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.
Please mark the boxes on this Proxy Card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.
Your vote must be received prior to the 2010 Annual Meeting of Stockholders on June 24, 2010.
Thank you in advance for your prompt consideration of these matters.
Sincerely,
Vicor Corporation
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

Proxy — Vicor Corporation	CLASS B COMMON

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS — JUNE 24, 2010
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
AND MAY BE REVOKED PRIOR TO ITS EXERCISE.
The undersigned hereby constitutes and appoints Patrizio Vinciarelli and James A. Simms, and each of them, as Proxies of the undersigned, with full power to appoint his substitute, and authorizes each of them to represent and to vote all shares of Common Stock of Vicor Corporation (the “Corporation”) held by the undersigned at the close of business on April 30, 2010, at the Annual Meeting of Stockholders to be held at the Andover Country Club, 60 Canterbury Street, Andover, Massachusetts, on Thursday, June 24, 2010 at 5:00 p.m., local time, and at any adjournments or postponements thereof.
When properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO FIX THE NUMBER OF DIRECTORS AT NINE AND THE ELECTION OF ALL THE NOMINEES FOR DIRECTOR AND, IN THE DISCRETION OF THE PROXIES, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A stockholder wishing to vote in accordance with the Board of Directors’ recommendation need only sign and date this proxy and return it in the envelope provided.
The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Corporation’s 2009 Annual Report to Stockholders and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.